FIRSTBANK NW CORP.

Performance Summary 12/31/04

D. A. Davidson & Co. Financial Services Conference
May 3-4, 2005

SAFE HARBOR STATEMENT
PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This presentation contains forward-looking statements with respect to the financial condition, results of operations and business of FirstBank NW Corp. Various factors could cause actual results to differ materially from estimates. Such factors include, but are not limited to, the following: (1) integration of systems, policies and procedures related to the acquisition of Oregon Trail may take longer to accomplish than expected; (2) expected cost savings or accretions to earnings related to integration may not be fully realizable or realized within the expected timeframes; (3) impact to operating costs, customer retention, business disruption, and employee relationships due to integration may be more or less than anticipated within this presentation; (4) adverse governmental or regulatory actions including policies may be enacted; (5) the interest rate environment may further compress margins and adversely affect net income; (6) the risks associated with continued diversification of assets and adverse changes to credit quality; (7) competitive pressures from other financial services companies in FirstBank's markets may increase significantly; and (8) the risk of an economic slowdown, either nationally or in the markets that FirstBank does business would adversely affect credit quality and new loan or deposit originations.

Other factors that may cause actual results to differ from forward-looking statements are described in FirstBank's filings with the Securities and Exchange Commission.

FirstBank NW Corp.

Performance Summary as of 12/31/04

These materials contain information about FirstBank's performance through December 31, 2004 based on our SEC filings and press releases.

Fiscal year end March 31, 2005 information has not been released as of this date (May 3-4, 2005).

Long-term and short-term strategies contained in this presentation reflect our current strategies during the 2006 fiscal year.



FirstBank Northwest currently has 20 branch locations in Washington, Oregon and Idaho
Seattle
Tacoma
WASHINGTON
Post Falls
Liberty Lake
Hayden
Spokane
Coeur d'Alene
MONTANA
Moscow
Lewiston
Clarkston
Orchards
UNITED STATES
Grangeville
Columbia
Portland
Pendleton
Island City
Enterprise
LaGrande
Salem
John Day
Baker City
OREGON
IDAHO
Salmon
John Day
Eugene
Ontario
Vale
X Nampa
Boise
Snake
Burns
© 2000 Microsoft Corp and/or its suppliers. All rights reserved.


TOTAL ASSET
GROWTH
Millions
$800
$700
$600
$500
$400
$300
$200
$100
$0
$281
$308
$332
$700
$770
FY 2001
FY 2002
FY 2003
FY 2004
FYTD 2005
9 mos.
Fiscal Year End is March 31

LOAN GROWTH


4.75 Year Compounded Net Loan Growth 20.6%
Millions
$600
$500
$400
$300
$200
$100
$0
$219
$238
$257
$464
$534
FY 2001
FY 2002
FY 2003
FY 2004
FYTD 2005
9 mos.
Fiscal Year End is March 31

LOAN PORTFOLIO DIVERSIFICATION

FY 2001 (3/31/01)
$224.6 Million Total Loans

FYTD 2005 (12/31/04)
$543.0 Million Total Loans


16%
$35.6 Million
33%
$74.9 Million
$79.8 Million
36%
$8.0 Million
4%
$26.3 Million
11%
14%
$76.3 million
22%
$119.4 Million
$58.5 Million
11%
45%
$243.2 Million
$45.5 Million
8%
Residential
Construction
Agricultural
Commercial
Consumer

NEW LOAN ORIGINATIONS



$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Millions
Total New Loan Originations FY03 $297.7 Million
Total New Loan Originations FY04 $355.8 Million
Total New Loan Originations FYTD05 $368.2 Million
$ 129.7
$ 77.1
$ 13.7
$64.3
$ 12.9
$ 137.3
107.2
$8.1
$ 86.9
$ 16.3
$ 102.6
$ 100.9
$8.0
$ 120.8
35.9
FY 2003
FY 2004
FYTD 2005
9 mos.
Fiscal Year End is March 31
Residential
Construction
Agricultural
Commercial
Consumer

Anticipate growth in commercial loan originations from Boise LPO
Anticipate growth in residential RE term loan originations from Boise & Spokane LPO

DEPOSIT GROWTH

4.75 Year Compounded Growth 27.6%



$600
$500
$400
$300
$200
$100
$0
Millions
$158
$196
$214
$491
$503
FY 2001
FY 2002
FY 2003
FY 2004
FYTD 2005
9 mos.
Fiscal Year End is March 31

DEPOSIT DIVERSIFICATION

Majority of Funding from Core Deposits


FY 2001 (3/31/01)
$157.8 Million Total Deposits
43.0%
$67.9 Million
57.0%
$89.9 Million
FYTD 2005 (12/31/04)
$503.5 Million Total Deposits
40.6%
$204.6 Million
$298.9 Million
59.4%
Certificates of Deposit
Core Deposits

TOTAL FUNDING - $690.2 Million

Interest Rate Risk 12/31/04, Asset Sensitive
Well Balanced: *100 down = -2.18% NII - 1 YR
200 up = 1.49% NII - 1 YR
Cost of Funds Managed within Policy Limits using Branch Deposits, FHLB, and Brokered Funds


27%
$186.6 Million
4%
$29.7 Million
69%
$473.9 Million
Branch Deposits
FHLB
Brokered CDs

* Down 100 is based on historically low interest rate cycle at this date

NET INTEREST MARGIN

Maintained Net Interest Margin



5.00%
4.50%
4.00%
3.50%
3.00%
3.83%
3.96%
4.16%
4.17%
4.29%
FY 2001
FY 2002
FY 2003
FY 2004
FYTD 2005
9 mos.
Fiscal Year End is March 31

NET INCOME GROWTH

4.75 Year Compounded Growth 21.3%



Millions
$0
$1
$2
$3
$4
$5
$1.882
$2.376
$2.772
$4.358
$4.703
FY 2001
FY 2002
FY 2003
FY 2004
FYTD 2005
9 mos.

Fiscal Year End is March 31

EARNINGS PER SHARE

FULLY DILUTED



$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.15
$2.07
$1.70
$1.57 *
$1.30
$0.68 **
$0.64
$0.54
$0.46
$0.39
FY 2001
FY 2002
FY 2003
FY 2004
FY 2005
EPS
Dividend
* 9 Months Ending 12-31-04
** 12 Months Ending 3-31-05

TANGIBLE BOOK VALUE

Per Share of Common Stock



$30
$25
$20
$15
$10
$19.39
$20.72
$23.21
$17.75
$17.71
FY 2001
FY 2002
FY 2003
FY 2004
FYTD 2005

Fiscal Year End is March 31

STOCK PERFORMANCE



$35
$30
$25
$20
$15
$10
Average Per Share Stock Price
$13.88
$19.03
$22.43
$28.61
$28.00
FY 2001
FY 2002
FY 2003
FY 2004
FY 2005
Fiscal Year End is March 31

LONG-TERM STRATEGIES – MAXIMIZING SHAREHOLDER VALUE

1. Long Term Net Income Growth
   - EPS earnings growth of 10% or greater
   - ROE goal of 15%
   - ROAA goal of 1%
   - Non-interest expense control

2. Focused Growth Strategies
   - Organic growth from Boise & Coeur d'Alene, ID and Spokane, WA
   - Organic growth from other slower growing and small rural markets, with emphasis on Umatilla & Malheur Counties
   - Growth driven by commercial operating and commercial real estate loan origination
   - Funding growth through branch deposits to parallel loan growth
   - Identify de novo opportunities
   - Pursue acquisition opportunities
   - Continue to lead with loan production offices (LPOs) into new markets

3. Capital Management
   - Maintain well-capitalized position. Tier I capital objective is 7%-8%
   - Manage risk-based capital level (Tier II) to reflect risk assessment with growth, asset mix, concentrations and quality.
   - Maintain ROE goal of 15%
   - Maintain cash dividend

4. Risk Management
   - IRR: quarterly ALCO review, monitor ongoing
   - Liquidity: quarterly ALCO review, within Board policies
   - Credit: quarterly loan loss reserve review with asset review & classification, NPA level static. Identify optimum loan portfolio goals based on credit risks within business sectors.
   - Operational: FDICIA compliant, Sarbanes-Oxley/ corporate governance, technology plan / security
   - Regulatory Compliance: Bank Secrecy Act (BSA), Customer Identification Program (CIP)

FISCAL YEAR 2006 SHORT-TERM STRATEGIES

1. Meet Growth Objectives
   - EPS growth of 10%
   - Balance sheet growth:
     - Loan growth of 8%, compliant with portfolio and concentration goals
     - Deposit growth of 5%, focused on core growth
   - Net interest margin management:
     - Focus deposit growth on core products
     - Balance interest rate risk based on yield curve, interest rate movement, and asset maturity
   - Non-interest expense review and control:
     - Review profitability of products and services
     - Review resource and capital allocation accordingly.

2. Franchise Development and Expansion
   - Growth markets: Spokane, WA; Boise, Coeur d'Alene, Post Falls and Hayden, ID

3. Development and Allocation of Human Resources
   - Refocused bank wide training program
   - Management development and utilization

4. Compliance Initiatives
   - Sarbanes-Oxley 404 certification by March 31, 2006
   - Internal audit and regulatory compliance (BSA, CIP)

5. Enhance Information Technology Plan
   - Business Continuity Plan
   - Compliant with security policies, procedures and disaster recovery
   - Technological support to maximize efficiencies

CONCLUSION

We are FirstBank

We are *JustRight!*